EXHIBIT 99.2

                             JOINT FILER INFORMATION

Name:  GSC Active Partners Holdings, L.P.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                                   GSC ACTIVE PARTNERS HOLDINGS, L.P.

                                   By:   GSC Active Partners, Inc.
                                         its general partner

                                   By:   /s/ David L. Goret            6/21/07
                                         ------------------------     ---------
                                         Name:  David L. Goret           Date
                                         Title: Managing Director
                                                and Secretary

Name:  GSC Active Partners, Inc.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                                   GSC ACTIVE PARTNERS, INC.


                                   By:   /s/ David L. Goret            6/21/07
                                         ------------------------     ---------
                                         Name:  David L. Goret           Date
                                         Title: Managing Director
                                                and Secretary



Name:  Robert F. Cummings, Jr.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                                   By: /s/ Andrew J. Wagner           6/21/07
                                      -----------------------------   -------
                                   As Attorney in Fact*                 Date

                                   By: /s/ Robert A. Hamwee
                                      -----------------------------
                                   As Attorney in Fact*

                                   *Attorneys-in-Fact under Power of Attorney dated February 14, 2007 (attached as Exhibit 24 of this filing).


Name:  Joseph H. Wender

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                                   By: /s/ Andrew J. Wagner           6/21/07
                                      -----------------------------   -------
                                   As Attorney in Fact**              Date

                                   By: /s/ Robert A. Hamwee
                                      -----------------------------
                                   As Attorney in Fact**


                                   **Attorneys-in-Fact under Power of Attorney dated February 14, 2007 (attached as Exhibit 24 of this filing).